The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- ORIG BAL > 600K

Balances as of 8/01/04

Total Current Balance:	63,852,991
Total Original Balance:	63,874,706

Number Of Loans:	81

			Minimum	Maximum
Average Current Balance:	$788,308.53		$604,000.00	$2,000,000.00
Average Original Amount:	$788,576.62		$604,000.00	$2,000,000.00

Weighted Average Gross Coupon:	1.599%		1.250	4.538%
Weighted Average Gross Margin:	2.902%		2.250	3.550%
Weighted Average Max Int Rate:	9.985%		9.950	10.400%

Weighted Average Original Ltv:	68.00%		31.76	80.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	700		620	798

Weighted Average Original Term:	397	months	360	480	months
Weighted Average Remaining Term:	395	months	358	479	months
Weighted Average Seasoning:	1	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	97.57 % California, 2.43 % Arizona
Maximum Zip Code Concentration ($):	4.01% 92064 (Poway, CA)

First Pay Date:			Jul 01, 2004	Aug 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Jul 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
604,000 - 650,000	19	12,043,361.73	18.86
650,001 - 700,000	20	13,437,151.59	21.04
700,001 - 750,000	13	9,508,983.40	14.89
750,001 - 800,000	8	6,294,500.00	9.86
800,001 - 850,000	5	4,154,105.46	6.51
850,001 - 900,000	1	870,000.00	1.36
900,001 - 950,000	3	2,777,600.86	4.35
950,001 - 1,000,000	6	5,924,458.08	9.28
1,050,001 - 1,100,000	2	2,175,000.00	3.41
1,450,001 - 1,500,000	1	1,500,000.00	2.35
1,550,001 - 1,600,000	2	3,167,829.41	4.96
1,950,001 - 2,000,000	1	2,000,000.00	3.13
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	59	44,372,734.10	69.49
480	22	19,480,256.43	30.51
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	59	44,372,734.10	69.49
471 - 479	22	19,480,256.43	30.51
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	81	63,852,990.53	100.00
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	51	39,817,908.74	62.36
PUD	27	22,089,378.12	34.59
Condominium	3	1,945,703.67	3.05
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	79	62,153,990.53	97.34
Second Home	1	1,075,000.00	1.68
Investor	1	624,000.00	0.98
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	33	25,647,844.13	40.17
Cash Out Refinance	32	23,393,874.61	36.64
Rate/Term Refinance	16	14,811,271.79	23.20
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	71	55,102,112.30	86.30
Full Documentation	6	5,385,850.00	8.43
Express Documentation	3	2,629,028.23	4.12
Alternative Documentation	1	736,000.00	1.15
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
31.76 - 35.00	1	714,500.00	1.12
40.01 - 45.00	1	961,000.00	1.51
45.01 - 50.00	4	4,497,790.79	7.04
50.01 - 55.00	2	2,623,000.00	4.11
55.01 - 60.00	6	6,313,829.41	9.89
60.01 - 65.00	7	6,181,068.15	9.68
65.01 - 70.00	14	11,208,055.46	17.55
70.01 - 75.00	26	18,083,934.99	28.32
75.01 - 80.00	20	13,269,811.73	20.78
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	2	1,550,000.00	2.43
California	79	62,302,990.53	97.57
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	71	56,217,600.41	88.04
1.501 - 2.000	1	624,000.00	0.98
3.501 - 4.000	3	2,013,273.13	3.15
4.001 - 4.500	5	4,019,657.91	6.30
4.501 - 4.538	1	978,459.08	1.53
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	58	43,748,734.10	68.51
10.001 - 10.400	23	20,104,256.43	31.49
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	4	2,571,760.94	4.03
2.501 - 3.000	52	39,341,615.64	61.61
3.001 - 3.500	24	21,264,613.95	33.30
3.501 - 3.550	1	675,000.00	1.06
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	4	2,571,760.94	4.03
2.501 - 3.000	52	39,341,615.64	61.61
3.001 - 3.500	24	21,264,613.95	33.30
3.501 - 3.550	1	675,000.00	1.06
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	81	63,852,990.53	100.00
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	1	770,000.00	1.21
621 - 640	12	8,502,974.46	13.32
641 - 660	8	7,043,750.00	11.03
661 - 680	12	9,107,916.40	14.26
681 - 700	12	9,080,569.15	14.22
701 - 720	15	11,569,959.08	18.12
721 - 740	2	1,448,510.94	2.27
741 - 760	5	4,485,931.71	7.03
761 - 780	8	5,881,678.79	9.21
781 - 798	6	5,961,700.00	9.34
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	81	63,852,990.53	100.00
Total	81	63,852,990.53	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	81	63,852,990.53	100.00
Total	81	63,852,990.53	100.00